MARINER MUTUAL FUNDS TRUST
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     TOTAL RETURN EQUITY FUND
     HSBC Asset Management  [LOGO]
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ANNUAL REPORT
December 31, 1995



Managed by:
HSBC ASSET MANAGEMENT AMERICAS INC.



Sponsored and distributed by:
MARINER FUNDS SERVICES

COVER

     MARINER MUTUAL FUNDS TRUST
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     TOTAL RETURN EQUITY FUND
     HSBC Asset Management  [LOGO]
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February 12, 1996



Dear Shareholder:

The year 1995 witnessed a remarkable confluence of events that carried the U.S. equity market to new highs, with nary a true pause on the way. Stocks, as measured by the S&P 500 posted their best return since 1958, up 37.6%. Economic conditions were nearly ideal as the Federal Reserve was able to engineer the much touted but often questioned "soft landing" -- marked by low inflation, low interest rates and moderate GDP growth -- while moving toward a more accommodative policy via two easing moves in July and December. This drove bonds higher and rates lower as yields declined approximately 200 basis points all along the Treasury yield curve during the year.

While the economic environment in itself was quite positive and supportive to equity valuations, corporate profits were surprisingly strong and well ahead of expectations, which provided the real impetus to the equity market. Earnings growth was driven by the highest margins in 25 years, as corporations continued to reap the benefits of the massive restructurings of the early '90s. In addition, margins were augmented by technological efficiencies gained via increased expenditures on office equipment, which nearly doubled as a percent of real GDP since 1990.

Further fueling market gains was an intense level of consolidation activity as U.S. companies announced a record $465 billion in mergers and acquisitions (M&A) in 1995, while the global tally was in excess of $865 billion. Consolidation was noted across all sectors and industries but activity among the banks was particularly noteworthy.

Finally, providing much of the necessary liquidity to fuel the market were record inflows into equity mutual funds. Inflows into domestic equity mutual funds reached a record $117.2 billion in 1995, surpassing the previous annual high of $91.1 set in 1993. These inflows helped to absorb a healthy, if not record-breaking, stream of initial public offerings (IPO's) during the year.

Sectorally, the Health Care stocks led the market, returning over 58%, benefitting by a late year rally as investors became more defensively oriented. Financials also posted an annual return in excess of 50%, driven in part by the aforementioned torrid pace of M&A activity, as well as lower rates. Surprisingly, after a very weak fourth quarter showing, Technology stocks ended the year in line with the market after a stunning first half 1995 performance. Consumer Cyclicals turned in the weakest returns, up 18%, battered by poor retail sales from a consumer that was preoccupied with job (in)security and a heavy credit burden. Also weak on a relative basis were the Basic Materials stocks, up 24%, as it appeared that most commodity prices hit their cyclical peaks.

We are forecasting a positive, but less spectacular return from U.S. stocks in 1996. We expect that corporate profits, a prime driver of the market in 1995, will be restrained by a lack of pricing power in combination with declining contributions from productivity improvements, as margins have already reached 25-year highs. For the year 1996, we expect corporate earnings to rise, but only by 5%, compared with an approximate increase of 20% in 1995. Further, we see little room for price/earnings multiples to expand from current levels given an essentially benign interest rate outlook.

However the current economic environment of low rates/low inflation should provide solid support for the U.S. equity market. Our forecast of modest GDP growth is also positive for stocks, though we do expect a first half slowdown. Further, the supply/demand scenario for U.S. equities appears quite positive. On the demand side, equity mutual fund inflows are expected to remain strong given the uncompelling yields on money market alternatives and growing popularity of defined contribution (401K) plans. Further, foreign investors, who have been very underinvested in the U.S. market, could provide significant liquidity as the U.S. dollar continues to strengthen. On the supply side, corporate stock repurchases continue to replace dividend increases as the favored method of `increasing shareholder value'. Finally, it is difficult to envision an end to the torrid pace of consolidation activity (via mergers and acquisitions) so prevalent in 1995, given the momentum coming into 1996.

In summary, it is difficult to forecast a repeat of 1995 in a climate of slowing earnings such as we envision for 1996, but the continuing presence of many of the key drivers of last year's phenomenal equity market should yield a respectable annual return.

MANAGER'S DISCUSSION OF FUND PERFORMANCE
----------------------------------------

For the year 1995 the Fund posted a return of 33.11%. Results fell short of the S&P 500 but were ahead of most peer group comparisons, as the Lipper Growth and Income Average rose 30.82%.

In 1995, Financial Services were a positive contributor to results as the Fund benefitted from very strong stock selection and a fairly neutral weighting. Utilities and Capital Goods also contributed positively, primarily due to correct sector positioning as stock selection was slightly negative. However, an underweight in the Technology sector during a strong first half had a major negative impact on results. Travelers Corp, Intel, Chase Manhattan, and Meridian Bancorp led the Fund during the year, as each returned more than 75%. Coltec, which was sold prior to year end, and Motorola, proved the Fund's weakest issues.

The Fund was positioned fairly defensively at year end, overweighted in Energy and Utilities, underweighted in Consumer Cyclicals. At year-end the Fund maintained an attractive valuation versus the market on historical fundamental such as price/earnings and price/book while exhibiting forward earnings growth expectations above those of the market as a whole.



Sincerely,



/s/  LEO GROHOWSKI



Leo Grohowski

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                      TOTAL RETURN EQUITY FUND VS. S&P 500


------------------------------------------------------------------------
                      Average Annual Total Return
------------------------------------------------------------------------
                             1 Year          5 Years           Inception
------------------------------------------------------------------------
Offering Price(1)            26.44%           14.16%             11.21%
NAV(2)                       33.11%           15.34%             11.81%
------------------------------------------------------------------------


                                      CHART

                                 [CHART OMITTED]

Plot Points:
                           FUND(1)            S&P 500          FUND(2)            LIPPER

           JUN 1986        10,000             10,000           10,000             10,000
           DEC 1986         9,860             10,049           10,320             10,134
           DEC 1987         9,780             10,578           10,300             10,400
           DEC 1988        11,300             12,334           11,900             12,310
           DEC 1989        14,190             16,241           14,940             15,236
           DEC 1990        13,560             15,737           14,280             14,322
           DEC 1991        17,890             20,532           18,840             18,277
           DEC 1992        19,280             22,097           20,300             20,038
           DEC 1993        21,440             24,322           22,580             22,967
           DEC 1994        20,439             24,643           21,523             22,811
           DEC 1995        27,696             33,901           29,165             29,882

Past performance is not predictive of future performance

(1) Includes the maximum sales charge
(2) Excludes the maximum sales charge

The above illustration compares a $10,000 investment in the Total Return Equity Fund on June 2, 1986, to a $10,000 investment in the Standard & Poor's 500 Composite Stock Price Index and the Lipper Growth and Income Fund Index on that date. All dividends and capital gain distributions are reinvested.

The Fund's performance takes into account all applicable fees and expenses. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged indices of overall stock market performance and does not take into account charges, fees and other expenses.

The Lipper Growth and Income FundIndex is an index based on thirty largest growth and income mutual funds (equally weighted) traded by Lipper Analytical ServicesIncorporated and does take into account out of fees of expenses with capital gain distribution and dividend income reinvested.

BOARD OF TRUSTEES

JOHN P. PFANN*          CHAIRMAN OF THE BOARD; Chairman and President,
                        JPP Equities, Inc.

WOLFE J. FRANKL*        Former Director, North America, Berlin Economic
                        Development Corporation

WILLIAM L. KUFTA        Chief Investment Officer, Beacon Trust Company

ROBERT A. ROBINSON*     Trustee, Henrietta and B. Frederick H. Bugher Foundation


*Member of the Audit and Nominating Committees





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OFFICERS

WILLIAM B. BLUNDIN      CHIEF EXECUTIVE OFFICER

ANN E. BERGIN           PRESIDENT

WILLIAM J. TOMKO        VICE PRESIDENT

MARK E. NAGLE           TREASURER

MARTIN R. DEAN          ASSISTANT TREASURER

ROBERT L. TUCH          ASSISTANT SECRETARY

ALAINA V. METZ          ASSISTANT SECRETARY

STATEMENT OF NET ASSETS AS OF DECEMBER 31, 1995

                            TOTAL RETURN EQUITY FUND

 NUMBER
OF SHARES                                                                       VALUE
----------                                                                   -----------
                COMMON STOCKS - 106.3%
                AEROSPACE/DEFENSE - 3.3%
    14,218      Boeing Co.                                                   $ 1,114,336
    22,244      Raytheon Co.                                                   1,051,029
                                                                             -----------
                                                                               2,165,365
                                                                             -----------
                AUTO & RELATED - 1.2%
    17,769      Goodyear Tire & Rubber Co.                                       806,268
                                                                             -----------
                BANKS - 5.5%
    17,800      Bank of New York Co., Inc.                                       867,750
    17,710      Chase Manhattan Corp.                                          1,073,668
        61      Meridian Bancorp Inc.                                              2,837
    24,600      Nations Bank Corp.                                             1,712,775
                                                                             -----------
                                                                               3,657,030
                                                                             -----------
                BROADCASTING - 1.5%
    10,710    * Liberty Media Group                                              287,830
    34,541    * Tele-Communications, Inc.                                        686,502
                                                                             -----------
                                                                                 974,332
                                                                             -----------
                CHEMICALS - 4.5%
    17,375      Allied-Signal Inc.                                               825,312
    14,592      Du Pont de Nemours & Co., E.I.                                 1,019,615
    24,400      PPG Industries, Inc.                                           1,116,300
                                                                             -----------
                                                                               2,961,227
                                                                             -----------
                COMPUTER SOFTWARE AND SYSTEMS - 1.8%
    28,400    * Bay Networks, Inc.                                             1,167,950
                                                                             -----------
                COMPUTERS - 2.7%
    19,500      International Business Machines Corp.                          1,789,125
                                                                             -----------
                CONGLOMERATES - 1.1%
    14,946      Tenneco, Inc.                                                    741,695
                                                                             -----------
                CONSUMER DURABLES - 1.2%
    38,555      Maytag Corp.                                                     780,739
                                                                             -----------

                            TOTAL RETURN EQUITY FUND

 NUMBER
OF SHARES                                                                       VALUE
----------                                                                   -----------
                COMMON STOCKS - (CONTINUED)
                DRUGS - 6.6%
    25,021      Bristol-Meyers Squibb Co.                                    $ 2,148,678
    22,756      Warner Lambert Co.                                             2,210,177
                                                                             -----------
                                                                               4,358,855
                                                                             -----------
                ELECTRICAL EQUIPMENT - 5.2%
    15,382      Emerson Electric Co.                                           1,257,478
    29,789      General Electric Co.                                           2,144,808
                                                                             -----------
                                                                               3,402,286
                                                                             -----------
                ELECTRONICS - SEMICONDUCTORS - 4.3%
    19,300      Intel Corp.                                                    1,095,275
    30,839      Motorola, Inc.                                                 1,757,823
                                                                             -----------
                                                                               2,853,098
                                                                             -----------
                ELECTRONICS - INSTRUMENTATION - 2.8%
    22,124      Hewlett Packard Co.                                            1,852,885
                                                                             -----------
                ENVIRONMENTAL CONTROL - 1.7%
    36,931      WMX Technologies, Inc.                                         1,103,314
                                                                             -----------
                FINANCIAL SERVICES - 4.7%
    15,126      Federal National Mortgage Association                          1,877,515
    19,031      Travelers, Inc.                                                1,196,574
                                                                             -----------
                                                                               3,074,089
                                                                             -----------
                FOOD PROCESSING - 6.4%
    52,500      H.J. Heinz Co.                                                 1,739,063
    21,000      IBP, Inc.                                                      1,060,500
    44,600      Sara Lee Corp.                                                 1,421,625
                                                                              -----------
                                                                               4,221,188
                                                                             -----------
                HOSPITAL MANAGEMENT &  SUPPLIES - 4.9%
    28,600      Columbia / HCA Healthcare Corp.                                1,451,450
    20,500      Johnson  & Johnson                                             1,755,313
                                                                             -----------
                                                                               3,206,763
                                                                             -----------

                            TOTAL RETURN EQUITY FUND

 NUMBER
OF SHARES                                                                       VALUE
----------                                                                   -----------
                COMMON STOCKS - (CONTINUED)
                INSURANCE - 3.2 %
    15,100      UNUM Corp.                                                   $   830,500
    74,700      USF&G Corp.                                                    1,260,563
                                                                             -----------
                                                                               2,091,063
                                                                             -----------
                MACHINERY - 1.1%
    21,300      Ingersoll-Rand Co.                                               748,163
                                                                             -----------
                OIL - DOMESTIC - 3.7%
     9,334      Atlantic Richfield Co.                                         1,033,741
    35,800      Burlington Resources, Inc.                                     1,405,150
                                                                             -----------
                                                                               2,438,891
                                                                             -----------
                OIL - INTERNATIONAL - 6.6%
    27,281      Chevron Corporation                                            1,432,253
    26,138      Exxon Corp.                                                    2,094,307
     6,126      Royal Dutch Petroleum Co.                                        864,532
                                                                             -----------
                                                                               4,391,092
                                                                             -----------
                OIL - WELL SERVICE - 1.2%
    11,381      Schlumberger Ltd..                                               788,134
                                                                             -----------
                PAPER & RELATED - 1.2%
    18,930      Weyerhaeuser Co.                                                 818,723
                                                                             -----------
                PUBLISHING - 1.9%
    32,988      Time Warner Inc.                                               1,249,421
                                                                             -----------
                RAILROADS - 1.5%
    15,490      Union Pacific Corp.                                            1,022,340
                                                                             -----------
                RETAIL - DRUG STORES - 1.7%
    32,174      Rite Aid Corp.                                                 1,101,960
                                                                             -----------
                RETAIL - GROCERY - 1.4%
    28,500      Albertson's, Inc.                                                936,938
                                                                             -----------
                RETAIL - SPECIALTY - 3.3%
    16,553      Home Depot, Inc.                                                 792,475
    33,500      May Department Stores Corp.                                    1,415,375
                                                                             -----------
                                                                               2,207,850
                                                                             -----------

                            TOTAL RETURN EQUITY FUND

 NUMBER
OF SHARES                                                                       VALUE
----------                                                                   -----------
                COMMON STOCKS - (CONTINUED)
                TOBACCO - 3.8%
    20,005      Philip Morris Cos., Inc.                                     $ 1,810,453
    23,579      RJR Nabisco Holdings Co.                                         728,002
                                                                             -----------
                                                                               2,538,455
                                                                             -----------
                UTILITIES - COMMUNICATIONS - 9.7%
    32,248      American Telephone & Telegraph Co.                             2,088,058
    33,530      Bell South Corp.                                               1,458,555
    46,272      GTE Corp.                                                      2,035,968
    31,578      MCI Communications                                               824,975
                                                                             -----------
                                                                               6,407,556
                                                                             -----------
                UTILITIES - ELECTRIC - 5.4%
    46,599      Central & South West Corp.                                     1,298,947
    38,036      Public Service Enterprise Group.                               1,164,852
    36,606      Wisconsin Energy Corp.                                         1,121,058
                                                                             -----------
                                                                               3,584,857
                                                                             -----------
                UTILITIES - GAS PIPELINES - 1.2%
    17,472      Consolidated Natural Gas                                         792,792
                                                                             -----------
                Total Common Stocks (Cost - $56,682,451)                      70,234,444
                                                                             -----------
PRINCIPAL
 AMOUNT
----------
                CORPORATE BOND - 1.0%
  $638,700      Time Warner Inc., 8.75%, 01/10/15
                  (Cost - $657,302)                                              657,859
                                                                             -----------

                            TOTAL RETURN EQUITY FUND

PRINCIPAL
 AMOUNT                                                                                    VALUE
----------                                                                              -----------
                SHORT-TERM INVESTMENT - 2.1%
$1,404,000      Provident Institutional Temporary Investment Fund,
                  5.59%, On Demand (Cost - $1,404,000)                                  $ 1,404,000
                                                                                        -----------
                TOTAL INVESTMENTS - 109.4%
                  (Cost - $58,743,753)**                                                 72,296,303
                                                                                        -----------
                OTHER ASSETS ( LIABILITIES ) - (9.4%)
                Cash                                                                          1,194
                Dividends and interest receivable                                           164,335
                Receivable for securities sold                                            4,276,375
                Receivable for fund shares sold                                              15,415
                Prepaid expenses                                                              5,206
                Payable for securities purchased                                         (5,016,137)
                Dividends payable                                                        (4,243,052)
                Payable for fund shares redeemed                                         (1,362,068)
                Accrued expenses                                                            (21,987)
                Due to affiliates                                                           (53,526)
                                                                                        -----------
                Liabilities in excess of other assets - net                              (6,234,245)
                                                                                        -----------

                NET ASSETS - 100%                                                       $66,062,058
                                                                                        ===========

                NET ASSET VALUE PER SHARE - applicable to 4,474,227 shares
                  ($0.001 par value) outstanding                                             $14.77
                                                                                             ======

  *  Non-income producing security.
 ** As of December 31, 1995, unrealized appreciation for Federal income tax purposes aggregated $13,521,081 of which $13,951,283 related to appreciated securities and $430,202 related to depreciated securities. The aggregate cost of investments for Federal income tax purposes was $58,775,222.

See Notes to Financial Statements.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1995

                            TOTAL RETURN EQUITY FUND

INVESTMENT INCOME:
Income:
    Dividends                                                      $ 2,005,943
                                                                   -----------
Expenses:
    Advisory fees                                                      367,306
    Administrative services fee                                         66,783
    Co-administrative and shareholder servicing fees                    46,748
    Distribution expenses                                               45,616
    Transfer agent fees                                                 35,052
    Audit fee                                                           25,508
    Legal fees                                                          18,244
    Trustees' fees and expenses                                         17,647
    Printing                                                            10,523
    Custodian fee                                                        9,163
    Miscellaneous expenses                                               3,786
                                                                   -----------
        Total expenses                                                 646,376
    Less expense waivers                                               (17,126)
                                                                   -----------
        Net expenses                                                   629,250
                                                                   -----------
    Net investment income                                            1,376,693
                                                                   -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments                                     4,058,707
Net change in unrealized appreciation on investments                13,600,231
                                                                   -----------
Net gain on investments                                             17,658,938
                                                                   -----------
Net increase in net assets resulting from operations               $19,035,631
                                                                   ===========

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

TOTAL RETURN EQUITY FUND

                                                                              FOR THE              FOR THE
                                                                            YEAR ENDED           YEAR ENDED
                                                                         DECEMBER 31, 1995    DECEMBER 31, 1994
                                                                         -----------------    -----------------
OPERATIONS:
  Net investment income                                                    $ 1,376,693           $ 1,691,542
  Net realized gain on investments                                           4,058,707               840,993
  Net change in unrealized appreciation (depreciation) on
  investments                                                               13,600,231            (4,840,469)
                                                                           -----------           -----------
    Net increase (decrease) in net assets resulting from operations         19,035,631            (2,307,934)
                                                                           -----------           -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                                     (1,372,062)           (1,691,542)
  Net realized gain on investments                                          (3,645,492)             (840,993)
  Excess of current year net realized gain on investments                           --              (704,753)
                                                                           -----------           -----------
    Total distributions                                                     (5,017,554)           (3,237,288)
                                                                           -----------           -----------
CAPITAL SHARE TRANSACTIONS:
  Proceeds from sales of 357,298 and 469,035 shares, respectively            4,889,068             5,911,845
  Net asset value of 3,538 and 18,274 shares issued on reinvestment
    of distributions, respectively                                              50,736               224,259
  Payments for redemptions of 1,332,928 and 1,078,661 shares,
    respectively                                                           (17,894,688)          (13,310,513)
                                                                           -----------           -----------
    Net decrease in net assets from capital share transactions             (12,954,884)           (7,174,409)
                                                                           -----------           -----------
    Net increase (decrease) in net assets                                    1,063,193           (12,719,631)
NET ASSETS:
  Beginning of year                                                         64,998,865            77,718,496
                                                                           -----------           -----------
  End of year (including undistributed net investment
    income of $5,770 and $1,139, respectively)                             $66,062,058           $64,998,865
                                                                           ===========           ===========

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

                            TOTAL RETURN EQUITY FUND


     1.  SIGNIFICANT ACCOUNTING POLICIES

         Mariner Total Return Equity Fund (the "Fund") is an investment portfolio of Mariner Mutual Funds Trust (the "Trust"). The Trust is a Massachusetts business trust and is an open-end, diversified investment company which has multiple investment portfolios, including the Fund.

         SECURITIES VALUATION: Investments in securities traded on an exchange are valued at the last quoted sales price on a given day, or if a sale is not reported for that day, at the mean between the most recent bid and asked prices. The bid price is used when no asked price is available. Short-term obligations having maturities of 60 days or less are valued at amortized cost which approximates market value.

         TAXES: It is the Fund's policy to comply with the provisions of the Internal Revenue Code, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income and net realized gains to its shareholders for each taxable year. Therefore, no provision is required for Federal income tax.

         DIVIDENDS AND DISTRIBUTIONS: The Fund intends to pay, as a semi-annual dividend, substantially all of its net investment income. Net capital gains, if any, will be distributed at least annually. On December 27, 1995, the Fund declared an income and capital gain distribution of $0.13 and $0.80 per share payable on January 4, 1996 to shareholders on record as of December 28, 1995.

         Distributions to shareholders in excess of net realized gain on investments in a given year result primarily from losses on security transactions during that year which are treated for Federal income tax purposes as arising in the following year.

         SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Security transactions are recorded on trade date. Identified cost of investments sold is used for both financial statement and Federal income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income is recorded as earned.

         EXPENSE ALLOCATION: Expenses directly attributed to each Fund in the Trust are charged to that Fund's operations; expenses which are applicable to all Funds are allocated among them.

     2.  CAPITAL

         The Trust is authorized to issue an unlimited number of shares of beneficial interest each with a par value of $0.001. At December 31, 1995, the composition of net assets of the Fund was as follows:

                Paid-in capital                                     $52,510,329
                Undistributed net investment income                       5,770
                Distributions in excess of net realized gain            (6,591)
                Net unrealized appreciation on investments           13,552,550
                                                                    ===========
                  Total net assets                                  $66,062,058
                                                                    -----------

     3.  PORTFOLIO SECURITIES
         The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 1995 were approximately $35,712,000 and $33,671,000, respectively.

     4.  AGREEMENTS

         The Trust retains HSBC Asset Management Americas Inc. ("HSBC Americas") to act as Investment Adviser for the Fund. HSBC Americas is the North American investment affiliate of HSBC Holdings plc (Hong Kong and Shanghai Banking Corporation). As Investment Adviser, HSBC Americas furnishes investment guidance and policy direction in connection with the management of the portfolio of the Fund, subject to policies established by the Board of Trustees.

         As compensation for its services, HSBC Americas is paid monthly advisory fees at the following annual rates:

                                                                                     ADVISORY
                 PORTION OF THE FUND'S AVERAGE DAILY NET ASSETS                      FEE RATE
            -------------------------------------------------------------            --------
            Not exceeding $400 million                                                0.550%
            In excess of $400 million but not exceeding $800 million                  0.505%
            In excess of $800 million but not exceeding $1.2 billion                  0.460%
            In excess of $1.2 billion but not exceeding $1.6 billion                  0.415%
            In excess of $1.6 billion but not exceeding $2 billion                    0.370%
            In excess of $2 billion                                                   0.315%

         For  the  year  ended   December  31,  1995,   HSBC   Americas   earned
         approximately $367,300 in advisory fees.

         As administrator, PFPC Inc. ("PFPC") is paid a monthly asset based fee of 0.10% of the Fund's first $200 million of average net assets; 0.075% of the Fund's next $200 million of average net assets; 0.05% of the Fund's next $200 million of average net assets; and 0.03% of the Fund's average net assets in excess of $600 million; exclusive of out-of-pocket expenses. PFPC has agreed to waive 10% and 5% of its fee during the first and second year of its administration, respectively. For the year ended December 31, 1995, PFPC earned approximately $61,800, net of fee waivers of approximately $5,000, in administrative services fees. Effective March 1996, PFPC will be terminated as administrator and transfer agent for the Fund.

         HSBC Americas may enter into agreements (the "Service Agreements") with certain banks, financial institutions and corporations ("Service Organizations") whereby each Service Organization handles recordkeeping and provides certain administrative services for its customers who invest in the Fund through accounts maintained at that Service Organization. Each Service Organization will receive monthly payments, which are based upon expenses that the Service Organization has incurred in the performance of its services under the Service Agreement. The payments from the Fund on an annual basis will not exceed 0.25% of the average value of Fund shares held in the subaccounts of the Service Organizations.

         Effective September 25, 1995, Bank of New York replaced Marine Midland Bank, N.A. ("Marine Midland"), an affiliate of the Adviser, as custodian for the Fund. For furnishing custodian services, Marine Midland was paid a monthly fee with respect to the Fund for safekeeping its assets plus certain transaction charges and out-of-pocket expenses. For the period January 1, 1995 through September 25, 1995, HSBC Americas paid the Fund's entire custodian fee of approximately $8,200.

         HSBC Americas earned co-administration and shareholder servicing fees of 0.03% and 0.04% of the Fund's average net assets, respectively, totaling approximately $46,700. Of that total, HSBC Americas waived approximately $3,900 of these fees for the month of January 1995.

         The Fund has adopted a Distribution Plan and Agreement (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended. The Plan provides for a monthly payment by the Fund to Mariner Funds Services for expenses incurred in connection with distribution services provided to the Fund not to exceed an annual rate of 0.35% of the average daily value of the Fund's net assets during the preceding month.

         One state in which the shares of the Fund are qualified for sale imposes limitations on the expenses of the Fund. The Advisory Contract and the Administrative Services Contract with HSBC Americas provide that if, in any fiscal year, the total expenses of the Fund (excluding taxes, interest, distribution expenses, brokerage commissions and other portfolio transaction expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles and extraordinary expenses, but including the advisory and administrative services fees) exceed the expense limitation applicable to the Fund imposed by the securities regulations of such state, HSBC Americas will pay or reimburse the Fund in amounts equal to the excess. Although there is no certainty that this limitation will be in effect in the future, the effective limitation on an annual basis with respect to the Fund is currently 2.5% per annum of the first $30 million of average net assets, 2.0% of the next $70 million of average net assets and 1.5% of average net assets in excess of $100 million. For the year ended December 31, 1995, there were no payments or reimbursements required as a result of this expense limitation.

         A partner of Baker & McKenzie, legal counsel to the Trust, serves as Secretary of the Trust. For the year ended December 31, 1995, the Fund incurred legal fees of approximately $16,200 to Fund counsel.

FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR


                            TOTAL RETURN EQUITY FUND

                                                                   FOR THE YEAR ENDED DECEMBER 31,
                                                  -----------------------------------------------------------------
                                                    1995          1994           1993          1992           1991
                                                  --------      -------        -------        ------         ------
Net asset value, beginning of year                $ 11.93       $ 12.87        $ 12.02        $13.12         $10.77
                                                  -------       -------        -------        ------         ------
Income From Investment Operations
   Net investment income                             0.30          0.29           0.33          0.15           0.21
   Net realized and unrealized gain (loss)
     on investments                                  3.64         (0.67)          1.00          0.80           3.21
                                                  -------       -------        -------        ------         ------
     Total from investment operations                3.94         (0.38)          1.33          0.95           3.42
                                                  -------       -------        -------        ------         ------
Less Distributions from:
   Net investment income                            (0.30)        (0.29)         (0.33)        (0.15)         (0.21)
   Net realized gain                                (0.80)        (0.15)         (0.15)        (1.90)         (0.86)
   Excess of current year realized gain
     on investments                                    --         (0.12)            --            --             --
                                                  -------       -------        -------        ------         ------
     Total distributions                            (1.10)        (0.56)         (0.48)        (2.05)         (1.07)
                                                  -------       -------        -------        ------         ------
Net asset value, end of year                       $14.77        $11.93         $12.87        $12.02         $13.12
                                                  =======       =======        =======        ======         ======
Total Return (a)                                    33.11%        (2.97)%        11.23%         7.74%         31.92%

Ratios/Supplemental Data
   Net assets (000), end of year                  $66,062       $64,999        $77,718        $3,609         $4,798
   Ratio of expenses (without fee waivers)
     to average net assets                           0.97%         0.86%          0.88%         2.29%          2.18%
   Ratio of expenses (with fee waivers)
     to average net assets                           0.94%         0.78%          0.23%         1.68%          1.40%
   Ratio of net investment income (without
     fee waivers) to average net assets              2.03%         2.17%          2.30%         0.51%          0.91%
   Ratio of net investment income (with
     fee waivers) to average net assets              2.06%         2.25%          2.95%         1.12%          1.69%
   Portfolio turnover rate                          52.77%        23.31%         14.25%        54.99%         77.11%

-----------------
(a)  Exclusive of sales charge.

See Notes to Financial Statements.

     REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS



     To the Shareholders and Board of Trustees
     Mariner Mutual Funds Trust

     We have audited the accompanying statement of net assets of the Mariner Total Return Equity Fund (one of the portfolios comprising Mariner Mutual Funds Trust) as of December 31, 1995, and the related statement of operations for the year then ended, and the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Mariner Total Return Equity Fund at December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

     /s/ ERNST & YOUNG LLP


     New York, New York
     February 5, 1996

-------------------------------------------------------------------------------


-------------------------------------------------------------------------------


MARINER SM MUTUAL FUNDS TRUST
3435 Stelzer Road
Columbus,Ohio 43219

GENERAL INFORMATION:
(800) 753-4462

INVESTMENT ADVISER AND CO-ADMINISTRATOR
HSBC Asset Management Americas Inc.
250 Park Avenue
New York, New York 10177

SPONSOR AND DISTRIBUTOR (EFFECTIVE JANUARY 1, 1996)
BISYSFund Services
3435 Stelzer Road
Columbus, Ohio 43219

ADMINISTRATOR, TRANSFER
AND DIVIDEND DISBURSING AGENT
PFPC, INC.
400 BELLEVUE PARKWAY
WILMINGTON, DELAWARE 19809

CUSTODIAN
Bank of New York
90 Washington Street
New York, New York 10286

LEGAL COUNSEL
Baker & McKenzie
805 Third Avenue
New York, New York 10022

INDEPENDENT AUDITORS
Ernst & Young LLP
787 Seventh Avenue
New York, New York 10019



This report is for the information of the shareholders of Mariner Mutual Funds Trust. Its use in connection with any offering of the Trust's shares is authorized only in the case of a concurrent or prior delivery of the Trust's current prospectus.